SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)   December 13, 2000
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


      Delaware                       0-29192                      14-1708544
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(State or other jurisdiction        (Commission                (I.R.S. Employer
        of incorporation)            File Number)             dentification No.)


3020 High Ridge Road, Suite 100, Boynton Beach, Florida                 33426
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(Address of principal executive offices)                              (Zip Code)


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          (Former name or former address, if changed since last report)



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ITEM 4.  Changes in Registrant's Certifying Accountant.

On December 13, 2000, the Company dismissed its independent certified public accountant, Durland & Company, CPAs, P.A. The opinion of Durland & Company, CPAs, P.A. on the financial statements of the Company for each of the years ended December 31, 1999 and 1998 did not contain any disclaimer of opinion or qualification or modification as to audit scope, or accounting principles.

During the two years ended December 31, 1999 and the subsequent interim period preceeding the dismissal, there were no disagreements with Durland & Company, CPAs, P.A. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Also, on December 18, 2000, the Company appointed Ernst & Young LLP as its new independent certified public accountant. Both the dismissal of Durland & Company, CPAs, P.A. and the appointment of Ernst & Young LLP were approved by the Company's Board of Directors.

ITEM 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         (1) Letter from Durland & Company, CPAs, P.A., dated December 14, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PURADYN FILTER TECHNOLOGIES INCORPORATED



                                      By:  /s/ Alan J. Sandler
                                         -----------------------------------
                                               Alan J. Sandler, Vice President

December 19, 2000